U.S. SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 2049

                         SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14() of the Securities Exchange
                               Act of 1934
                            (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/_/ Preliminary Proxy Statement
/x/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       BLUE FISH CLOTHING, INC.
______________________________________________________________________
              (Name of Registrant as Specified in its Charter)

                       BLUE FISH CLOTHING, INC.
______________________________________________________________________
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
    14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

    __________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

    __________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll:*

    __________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

    __________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid: ______________________________________

    2)  Form, Schedule or Registration No. ___________________________

    3)  Filing party: ________________________________________________

    4)  Date filed: __________________________________________________

_____

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                        BLUE FISH CLOTHING, INC.
                           No. 3 Sixth Street
                     Frenchtown, New Jersey  08825
                             (908) 996-3844



                                     November 6, 1998



Dear Fellow Blue Fish Stockholder:

     We cordially invite you to attend the 1998 Annual Meeting of Stockholders of Blue Fish Clothing, Inc. (the "Company") to be held on Monday, November 16, 1998 at 2:00 p.m. at the Prallsville Mill, Route 29, Stockton, New Jersey.

     At the meeting, you are being asked to elect five directors to serve until the next Annual Meeting of Stockholders, to approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the 1997 fiscal year, to approve the Company's 1998 Stock Option Plan, and to approve the Company's qualified performance-based compensation plan. The Notice of Annual Meeting of Stockholders and Proxy Statement that accompany this letter describe in detail the matters that will be presented at the meeting.

     Your vote is important regardless of the number of shares you own. We urge you to complete, sign, date, and return the enclosed proxy card promptly in the prepaid envelope provided, whether or not you plan to attend the meeting in person. This will ensure your proper representation at the meeting. If you decide to attend the meeting in person, your proxy will be returned to you and you may vote your shares in person.

     We plan to have Blue Fish items available for sale before and after the meeting, so we hope you can attend.

     Thank you for giving these materials your careful consideration and we hope to see you on November 16th.

                                     Sincerely,


                                     _________________________________
                                     Jennifer Barclay, Chairman


                                     _________________________________
                                     Jeffrey L. Haims, President & CEO

                       BLUE FISH CLOTHING, INC.
                          No. 3 Sixth Street
                     Frenchtown, New Jersey  08825
                            (908) 996-3844
                     _____________________________

                       NOTICE OF ANNUAL MEETING
                           OF STOCKHOLDERS

                    To Be Held On November 16, 1998

     Notice is hereby given that the 1998 Annual Meeting of Stockholders of Blue Fish Clothing, Inc., a Pennsylvania corporation (the "Company"), will be held on Monday, November 16, 1998 at 2:00 p.m. at the Prallsville Mill, Route 29, Stockton, New Jersey for the following purposes:

     1.  To elect five directors to serve until the next Annual
         Meeting of Stockholders and until their successors are elected and qualified;

     2. To approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997;

     3.  To approve the Company's 1998 Stock Option Plan;

     4. To approve the Company's qualified performance-based compensation plan; and

     5. To consider and act upon such other business as may properly come before the meeting.

     Reference is hereby made to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the meeting.

     Only stockholders of record of the Company's Common Stock at the close of business on October 16, 1998 will be entitled to vote at the Annual Meeting and any adjournments thereof.

     Stockholders are requested to complete, sign, date, and return the enclosed proxy card in the enclosed envelope.

                                  By Order of the Board of Directors


                                  ____________________________________
                                  Tina Woolverton

November 6, 1998

                       BLUE FISH CLOTHING, INC.
                          No. 3 Sixth Street
                        Frenchtown, New Jersey
                            (908) 996-3844
                       ________________________


                            PROXY STATEMENT

                FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

                     To Be Held November 16, 1998


     This Proxy Statement, with the enclosed Proxy Card, is being furnished to stockholders of Blue Fish Clothing, Inc. ("Blue Fish" or the "Company"), a Pennsylvania corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Company's 1998 Annual Meeting of Stockholders to be held on November 16, 1998 at 2:00 p.m. at the Prallsville Mill, Route 29, Stockton, New Jersey, and at any adjournments thereof (the "Meeting").

     This Proxy Statement and the enclosed Proxy Card are first being mailed or otherwise furnished to the Company's stockholders on or about November 6, 1998. The Annual Report to Stockholders on Form 10-KSB, as amended, for the fiscal year ended December 31, 1997 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part of it.

     Proxies may be solicited by directors, officers, and employees of the Company by mail, telephone, in person, or otherwise. No such person will receive additional compensation for solicitation of proxies. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the Company's stock and obtain voting instructions from such beneficial owners. The Company will reimburse those firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

     When the Proxy Card of a stockholder is duly executed and returned, the shares represented by that Proxy Card will be voted in accordance with the voting instructions given by the stockholder. If no such voting instructions are given on a Proxy Card with respect to one or more proposals, the shares represented by that Proxy Card will be voted, in the election of directors, for the nominees named herein, and with respect to the other proposals, in accordance with the recommendations of the Board. Stockholders may revoke their proxies at any time prior to the Meeting by written notice to the Secretary of the Company at or before the Meeting, by submission of a duly executed Proxy Card bearing a later date, or by voting in person by ballot at the Meeting.

                           VOTING SECURITIES

     Holders of Common Stock of record on the books of the Company at the close of business on October 16, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 4,720,785 shares of Common Stock, each of which entitles the holder to one vote on each matter submitted to a vote of the stockholders, except that pursuant to Pennsylvania law, stockholders may cumulate their votes in the election of directors. The By-Laws of the Company provide that in each election of directors, every stockholder entitled to vote shall have the right to multiply the number of votes to which he or she is entitled by the total number of directors to be elected in the same election. The stockholder may cast the whole number of votes for one candidate, or may distribute them among two or more candidates.

     The Proxy Card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. The holders of a majority of all shares of the Company's Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business. A plurality of the votes cast in person or by proxy is required for election of directors. The affirmative vote of a majority of the votes cast in person or by proxy at the Meeting is required for all other matters. Abstentions and broker non-votes are not counted in determining the number of votes cast in connection with any voting matter.

                              PROPOSAL 1
                          ELECTION OF DIRECTORS

     The By-Laws of the Company provide for a Board consisting of such number of directors, not less than four nor more than eight, as may be fixed from time to time by the Board. The Board has fixed the number of directors to constitute the full Board for the ensuing year at five, all of whom are to be elected at the Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified.

     As noted above, stockholders may cumulate their votes for the election of directors. By way of example, if a stockholder owns 100 shares, he or she will be entitled to 500 votes in this election because there are five nominees for election as directors. The stockholder may cast all 500 votes for a single candidate or may distribute them among two or more candidates.

                         Nominees for Director

     Jennifer Barclay, Ben Cohen, Jeffrey L. Haims, Gary Hirshberg, and John A. May, all of whom are currently serving as directors, have been nominated for election to the Board at the Meeting. Shares represented by proxies will be voted for the election as directors of these nominees unless otherwise specified in the proxy. If any of the nominees for election to the Board should, for any reason not now anticipated, be unavailable to serve as such, proxies will be voted for such other candidate as may be designated by the Board (unless the Board reduces the number of directors). The Board has no reason to believe that any of the nominees will be unable to serve if elected.

     Set forth below is information with respect to each nominee for election to the Board of Directors at the Meeting.

     Jennifer Barclay, 31, founded Blue Fish in 1985, and has been Chairman of its Board since the Company's incorporation in March 1987. She also served as the Company's Chief Executive Officer from March 1987 until September 1994, its President from March 1987 until September 1996, and its Treasurer from August 1993 through August 1995.

     Ben Cohen, 46, has served as a member of the Company's Board since June 1995. Mr. Cohen is the Co-Founder and Chairman of the Board of Ben and Jerry's Homemade, Inc., a public company, and served as its Chief Executive Officer until February 1995. Mr. Cohen also served as a member of the Board of Directors of Community Products, Inc., a privately held buttercrunch candy manufacturer, which filed a petition for federal bankruptcy protection in April 1997. In October 1997, the assets of Community Products, Inc. were sold at a bankruptcy auction to the Rainforest Co., of Saint Louis, Missouri.

     Jeffrey L. Haims, 34, was named President and Chief Executive Officer of the Company and appointed to the Company's Board on August 21, 1998. Prior to that, Mr. Haims served as the Company's Acting Chief Executive Officer since the resignation of Marc Wallach, the Company's former President and Chief Executive Officer, on March 27, 1998. Mr. Haims has been actively engaged in the retail and wholesale apparel industry for twelve years. Prior to his appointment to the Board, Mr. Haims served as a consultant to the Company from October 1997 until March 1998 and was responsible for the design of the Company's men's line. From November 1995 until September 1997, Mr. Haims was a principal of the Apparel Resource Group ("ARG") of New York, which provided consulting services and strategic planning support to businesses in the apparel industry. ARG provided services to the Company from January 1996 until August 1997. Mr. Haims was Corporate Director of Information Technology for Charming Shoppes, Inc. from January 1995 until October 1995. From 1989 until January 1995, he held a variety of positions in production and information systems at Liz Claiborne, Inc. and served as its Director of Design Systems from 1993 until 1995. Prior to his employment by Liz Claiborne, Inc., Mr. Haims was a Co-Designer for Donna Karan, DKNY from 1988 to 1989 and was the Menswear Design Director for Salvatore Ferragamo, Spa. in 1988. Mr. Haims attended Fashion Institute of Technology in New York for both men's and women's design and the Art Center School of Design in Los Angeles, where he was awarded the Ford Scholarship for Industrial Design.

     Gary Hirshberg, 42, has served as a member of the Board since June 1995. Mr. Hirshberg has been the Chief Executive Officer of Stonyfield Farm, Inc., a privately held yogurt and ice cream company, since September 1983 and its President since June 1989. He is the former Chairman of the Social Venture Network and a Trustee of Leadership New Hampshire, Inc. Mr. Hirshberg has extensive experience as an environmental activist, including terms as the founding President of the Cape and Island Self Reliance Corporation, as founding President of the Cape Cod Environmental Alliance, and as a Director of the New Hampshire Audubon Society and the Association for the Preservation of Cape Cod. Mr. Hirshberg holds a Bachelor of Arts degree from Hampshire College, an honorary Doctor of Science degree from New Hampshire College, and an honorary Doctor of Laws degree from Notre Dame College (Manchester, New Hampshire).

     John A. May, 51, has served as a member of the Board since November of 1997. Mr. May has been the Chief Executive Officer of Common Sense Management, Inc., a business advisory service, since 1981, Chief Executive Officer of Silby, Guffey & Co., Inc., a venture fund manager, since 1989, and Managing Partner of New Vantage Partners, LLC, since 1997. He currently serves as a Director of Lipton Corporate Child Care, Inc., Common Sense Management, Inc., Tilden Press, Inc., and ReGain, Inc., all private companies. Mr. May holds a Bachelor of Arts degree from Earlham College and a Masters of Public Administration from Syracuse University's Maxwell School.

Meetings and Committees of the Board of Directors

     During the fiscal year ended December 31, 1997, the Board held six meetings and took action by consent in lieu of meetings on three occasions. Each of the directors attended all of the full Board meetings and meetings of Board committees of which he or she was a member, except for Mr. Hirshberg, who did not attend one meeting of the full Board.

     The Company's Board of Directors has established various committees. The Executive Committee is authorized to take any action upon which the Board of Directors is authorized to act, except as reserved by law or by the Company's By-Laws. Ms. Barclay is currently the only member of the Executive Committee. The Executive Committee did not convene any meetings or take any other action apart from the full Board in 1997.

     The Audit Committee consists of Messrs. Cohen, Hirshberg, and May. The Audit Committee, which meets periodically with management and the Company's independent public accountants, reviews the results and scope of the audit and other services provided by the Company's independent public accountants, the need for internal auditing procedures, and the adequacy of Company's internal accounting controls. The Audit Committee did not meet during 1997 apart from the full Board.

     The Compensation Committee, composed of Messrs. Cohen, Hirshberg, and May, administers the Company's stock option and compensation plans and recommends to the full Board the amount, character, and method of payment of compensation of all executive officers and certain other key employees and consultants of the Company. The Compensation Committee met once apart from the full Board during fiscal 1997, and took action by written consent in lieu of meetings on eight occasions.


Board Recommendation:

     The Board of Directors recommends that the stockholders vote FOR the election of the nominees to the Board of Directors. A plurality of the votes cast in person or by proxy at the Meeting is required to elect each nominee as Director.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of October 16, 1998 for (i) each director and executive officer of the Company; (ii) each stockholder known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock; and (iii) all directors and officers as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


    DIRECTORS,
 EXECUTIVE OFFICERS,                    SHARES            PERCENTAGE OF COMMON
AND 5% SHAREHOLDERS              BENEFICIALLY OWNED (1)    SHARES OUTSTANDING
______________________________________________________________________________

Jennifer Barclay                       3,486,000                   73.8%
   c/o Blue Fish Clothing, Inc.
   No. 3 Sixth Street
   Frenchtown, NJ 08825
Ben Cohen                                  9,540(2)                   *
Jeffrey Haims                             82,654(3)                   1.7%
Gary Hirshberg                             9,540(2)                   *
John May                                   4,340(4)                   *
Marc Wallach                             372,400(5)                   7.9%
All directors and executive
   officers as a group (five
   persons)                            3,964,474                     80.2%


*Less than 1%
(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(2) Consists of 9,540 shares of Common Stock issuable upon exercise of non-qualified stock options issued under the Directors' Plan, as described further herein.
(3) Consists of 4,000 shares of Common Stock issuable upon the exercise of non-qualified stock options and 78,654 shares of Common Stock issuable upon exercise of vested incentive stock options, but does not include unvested options to purchase 121,346 shares of Common Stock.
(4) Consists of 4,340 shares of Common Stock issuable upon exercise of non-qualified stock options issued under the Directors' Plan, as described further herein.
(5) Consists of 304,000 shares of Common stock owned beneficially by Mr. Wallach, and options to purchase 68,400 shares of Common Stock issuable upon exercise of currently exercisable non-qualified options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership of the Company's Common Stock and other equity securities on the SEC's Form 3 and reports of changes in such ownership on the SEC's Form 4 and Form 5. Executive officers, directors, and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and 10% Stockholders were met.

                         EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth for the years ended December 31, 1995, 1996, and 1997 the annual compensation, including salary, bonuses, and certain other compensation, paid by the Company to its President, Chief Executive Officer, and executive officers whose annual compensation exceeded $100,000 (the "Named Executive Officers").


                    [THIS SPACE INTENTIONALLY LEFT BLANK]

                                                     Long Term
                                                    Compensation
                                                 ------------------
                       Annual Compensation            Awards        Payouts
                    ------------------------     ------------------ -------
(a)         (b)     (c)      (d)     (e)         (f)        (g)     (h)   (i)
---------   ------  ------   -----   -------     ---------- ------- ----- -------
                                     Other
                                     Annual      Restricted         LTIP  Deferred
Name and                             Compen-     Stock      Options Pay-  Compen-
Principal   Fiscal  Salary   Bonus   sation      Award(s)   /SARs   out   sation
Position    Year    ($)      ($)     ($)         ($)        (#)     ($)   ($)
---------   ------  ------   -----   ----------  ---------- ------- ----- -------
Jennifer    12/31
Barclay       /97   $100,000 $-0-    $  2,224(3)  $ -         -     $ -   $ -
 Chairman(1)                         $  5,014(4)
                                     $  2,000(5)

            12/31
              /96   $100,000 $-0-    $  2,178(3)  $ -         -     $ -   $ -
                                     $  4,905(4)
                                     $  1,985(5)

            12/31
              /95   $100,000 $ 1,923 $  1,968(3)  $ -         -     $ -   $ -
                                     $  5,420(4)
                                     $  2,038(5)

Marc        12/31
Wallach       /97   $108,000 $-0-    $  4,647(3)  $ -         -     $ -   $ -
 President &                         $  5,400(4)
 Chief Executive                     $  2,063(5)
 Officer(2)
            12/31
              /96   $105,000 $-0-    $  4,581(3)  $ -         -     $ -   $ -
                                     $    900(4)
                                     $  2,355(5)

            12/31
              /95   $105,000 $21,576 $  5,163(3)  $480,320  114,000 $ -   $ -
                                     $    900(4)
                                     $  2,532(5)
                                     $392,989(6)


(1) Ms. Barclay served as Chairman of the Company's Board and its President until September 1996, when she relinquished the title of President.

(2) Mr. Wallach served as the Company's Chief Executive Officer until September 1996, when he assumed the additional title of President. He resigned as President, Chief Executive Officer, and Director, effective March 27, 1998.

(3) Company contribution for healthcare premiums.

(4) Allowance for automobile lease.

(5) 401(k) Company match accrued at December 31.

(6) Deferred grossed-up bonus to pay taxes due on the restricted stock grant.


     The following table sets forth the aggregated option/SAR exercises and fiscal year end option/SAR values by the Company to each executive officer of the Company who earned $100,000 or more for the year ended December 31, 1997.

                                                Number of
                                               Unexercised       Value of
                                               Securities      Unexercised
                                               Underlying      In-The-Money
                                             Options/SARs At  Options/SARs At
                   Shares                      FY-End (#)       FY-End ($)
                 Acquired on       Value      Exercisable/     Exercisable/
Name             Exercise (#)    Realized     Unexercisable    Unexercisable
-------------    ------------    --------    --------------   ---------------
     (a)             (b)            (c)           (d)               (e)
-------------    ------------    --------    --------------   ---------------
Marc Wallach(1)    -0-           $-0-        68,400/45,600        $-0-/-0-
 President &
 Chief Executive
 Officer


(1) Mr. Wallach served as the Company's Chief Executive Officer until September 1996, when he assumed the additional title of President. He resigned as President, Chief Executive Officer, and Director, effective March 27, 1998.

Employment and Non-Disclosure Agreements

     On August 21, 1998, the Company entered into a five year, renewable employment agreement with its current President and Director, Jeffrey L. Haims (the "Haims Employment Agreement"). The Haims Employment Agreement is terminable at will by either Mr. Haims or the Company. During the initial five year term of the Haims Employment Agreement, he will receive a base salary at an annualized rate of $110,000, payable in accordance with the Company's payroll policies. As of the execution of the Haims Employment Agreement, Mr. Haims received a nine year incentive stock option to purchase 200,000 shares of the Company's Common Stock. On January 1, 1999 (or upon shareholder approval of the 1998 Stock Option Plan), Mr. Haims will also be entitled to receive a nine year incentive stock option to purchase 35,960 shares of Common Stock. Both of these options have an exercise price equal to the fair market value of the Company's stock on the date of grant. The option to purchase 200,000 shares was vested with respect to 78,654 shares upon grant, with the balance to vest as provided below. The option to purchase 35,960 shares will be unvested at grant. Both options shall vest in full (i) at least thirty days prior to the merger of the Company with another corporation or the sale of all or substantially all of the Company's stock or assets, or (ii) on the eighth anniversary of the grant date if necessary to comply with Section 422(d) of the Internal Revenue Code, as determined by the Compensation Committee. Vesting of each incentive stock option may be accelerated by the Compensation Committee to the most rapid vesting schedule permissible under the Internal Revenue Code upon achievement of certain financial and goals, established by the Compensation Committee. Such goals were established for the fiscal years ended December 31, 1998 and December 31, 1999 prior to execution of the Haims Employment Agreement. For each succeeding year during the term of his employment, Mr. Haims shall submit to the Compensation Committee, by November 15 of the preceding year, a list of the Company's proposed goals for the following year. The Compensation Committee shall review Mr. Haims's recommendations, and formalize final goals by December 31 of the preceding year. Except as noted above, each incentive stock option grant shall be granted pursuant to the Company's then current form of stock option grant which will contain, among other things, confidentiality and non-competition provisions. Mr. Haims will be entitled to earn additional incentive stock options with an exercise price equal to a fair market value on the date of grant, (with the most rapid vesting schedule allowable under Internal Revenue Code
Section 422(d)) if certain stock quotation goals are met. The size of these bonus stock option grants will be determined by the amount of increase in the Company's stock quote.

     Furthermore, Mr. Haims will be entitled to an annual cash bonus for the year ended December 31, 1999 and thereafter based upon the Company's successful achievement of sales and profit goals in the Board's approved budget for the applicable year. Mr. Haims will receive a target bonus of 4% of the Company's earnings before interest and taxes ("EBIT") calculated before profit sharing (the "Target "Bonus") upon the successful achievement of sales and financial goals.

     The Company entered into an employment agreement with Marc Wallach (the "Wallach Employment Agreement") to serve as the Company's General Manager and Chief Operating Officer, effective January 1, 1994, for a period of three years, subject to termination by the Company for cause or, by either party, at any time upon ninety (90) days prior written notice. On September 7, 1994, Mr. Wallach was appointed Chief Executive Officer. Although the Wallach Employment Agreement expired on December 31, 1996, Mr. Wallach continued to work for the Company on the same terms as this agreement had provided until his resignation as President, Chief Executive Officer, and Director on March 27, 1998. Mr. Wallach's annual base compensation, paid through August 28, 1998, was $111,000, and he received an annual bonus of 3% of the Company's net after-tax profits for each year that the Wallach Employment Agreement was in effect. Mr. Wallach also received an additional bonus of 1% of the Company's net after-tax profits for each of the four years commencing January 1, 1994 and for the quarter ended March 31, 1998; this additional bonus will be paid by the Company in five equal annual installments commencing on January 1, 1999. Mr. Wallach is subject to certain non-disclosure covenants and agreed not to compete with the Company during the term of Wallach Employment Agreement and for a period of two years thereafter. As of March 27, 1998, Mr. Wallach's option had vested to purchase 68,400 shares of Common Stock. The Compensation Committee amended the terms of
Mr. Wallach's stock option grant to allow him to exercise this option through June 24, 2003, however, this option is now non-qualified. As of that date, all unvested options held by Mr. Wallach were forfeited.

     The Company has also executed stock option agreements containing non-competition and non-disclosure provisions with each of its officers and key employees who have been granted stock options under the Company's 1995 Stock Option Plan.

401(k) Plan

     In March 1995, the Company adopted an employee savings and retirement plan (the "401(k) Plan") covering all of the Company's employees who have attained the age of 21 and who normally work at least twenty hours per week. The 401(k) Plan is intended to be a tax-qualified plan under Section 401(a) of the Internal Revenue Code. The 401(k) plan enables employees to reduce their taxable compensation by electing to defer current compensation into the 401(k) Plan, up to a statutorily prescribed annual limit ($10,000 in 1998). The trustees of the 401(k) Plan, at the direction of each participant, invest the assets of the 401(k) Plan in various investment alternatives offered under the 401(k) Plan. The Company may, but is not required to, make matching contributions to the 401(k) Plan based on the amounts that participants contribute to the 401(k) Plan, but in no event may the Company's contribution exceed 10% of a participant's gross compensation. The Company presently makes monthly matching contributions of up to 2% of a participant's gross compensation. The 401(k) Plan is administered by Merrill Lynch.

1995 Stock Option Plan

     The Company's 1995 stock option plan (the "1995 Plan") was adopted by its Board of Directors and approved by the Company's stockholders in September 1995. The 1995 Plan is intended to motivate and reward employees and selected consultants by granting them stock options to acquire shares of Common Stock.

     Grants of stock options under the 1995 Plan may be made to the Company's employees, officers (including officers who are directors), and consultants. 570,000 shares of Common Stock have been reserved for issuance under the 1995 Plan. The 1995 Plan is administered by the Compensation Committee of the Board of Directors.

     Both stock options intended to qualify as "incentive stock options" under the Internal Revenue Code and non-qualified stock options may be granted under the 1995 Plan. Under the 1995 Plan, no employee may receive options in any given calendar year to purchase more than 200,000 shares. The exercise price of incentive stock options granted under the 1995 Plan will be at least equal to the fair market value of the Company's Common Stock on the date of grant. The exercise price of non-qualified stock options granted under the 1995 Plan will be not less than eighty-five percent (85%) of the fair market value of the Company's Common Stock on the date of grant. In addition, any option granted under the 1995 Plan will have an exercise price of one hundred and ten percent (110%) of the fair market value on the date of the grant in the case of any person who owns stock possessing more than 10% of the total combined voting power of the Company's equity. Options granted under the 1995 Plan will vest at such times as are specified by the Compensation Committee. If an individual with outstanding stock options terminates employment on account of death, disability, or retirement approved by the Company, all of such individual's stock options will become immediately exercisable. Once exercisable, stock options granted under the 1995 Plan remain exercisable for nine years from the date of grant, unless the individual terminates his or her relationship with the Company other than described above. However, if an option holder wishes to preserve the status of an option as an incentive stock option, such optionholder must exercise his or her option within three months of termination of employment or within one year from a termination of employment on account of disability.

     Prior to October 23, 1995, the 1995 Plan provided that all outstanding stock options granted under the 1995 Plan, whether or not vested, would become immediately exercisable upon a "change of control of the Company" (as defined in the 1995 Plan). In certain circumstances, if an individual who has received an option grant under the 1995 Plan terminates employment within eighteen months of a "change of control of the Company," the Company is required to make a cash payment to such individual in an amount equal to the difference between the fair market value of the shares of Common Stock subject to the option and the option's exercise price, unless the individual elects otherwise. In addition, if the Company is not the surviving corporation in a transaction such as a merger or sale of substantially all the assets of the corporation, at least ten days before the effective date of the transaction, each individual who has an outstanding and currently exercisable stock option will be entitled to exercise the option or to receive a cash payment equal to the difference between the fair market value of the shares of Common Stock subject to the option and the option's exercise price, if a cash payment of the stock option would not impact the accounting treatment of any such transaction in the judgment of the Compensation Committee. The 1995 Plan was amended such that the provision relating to individuals who terminate employment within eighteen months of a change of control was deleted, and for options granted on or after October 23, 1995, only vested options are subject to immediate exercise or cash payment upon a change of control.

     On September 11, 1995, the Compensation Committee authorized the grant of nine-year incentive stock options with an effective date of September 15, 1995 to purchase an aggregate of 60,000 shares of the Company's Common Stock to its officers and key employees pursuant to the 1995 Plan. Options to purchase an aggregate of only 55,000 shares were actually granted. Twenty percent were immediately exercisable on September 15, 1995 and an additional 20% will become exercisable on each of the first four anniversaries of the grant date. The Compensation Committee also granted a nine-year incentive stock option under the 1995 Plan with an effective date of September 15, 1995 to the Company's then current Chief Executive Officer, Marc Wallach, to purchase 114,000 shares of the Company's Common Stock. Of these, options to purchase 68,400 have vested and been converted to non-qualified stock options, the remainder have been forfeited. On December 15, 1995, the Compensation Committee authorized an additional grant of nine-year incentive stock options to purchase 45,000 shares to its officers and key employees pursuant to the 1995 Plan under the same conditions as the September 15, 1995 grant, with an exercise price of $5.00 per share. Options to purchase only 40,000 shares were actually granted. During 1996, the Compensation Committee granted a nine-year incentive stock option to purchase 14,300 shares of Common Stock to an officer, with the same vesting schedule as the 1995 grants (other than to Mr. Wallach), and at an exercise price of $7.00 per share. The Compensation Committee also granted non-qualified five-year stock options to purchase an aggregate of 12,000 shares to three consultants, at an exercise price of $7.25 per share. One-half of these options became exercisable on January 1, 1997 and the balance become exercisable on January 1, 1998. On April 4, 1997, the Compensation Committee granted an incentive option to purchase 10,000 shares of the Company's Common Stock to an officer of the Company with the same vesting schedule as the 1995 grants with an exercise price of $4.75 per share. On May 27, 1997, the Compensation Committee granted incentive stock options to two managers of the Company each to purchase 10,000 shares of the Company's Common Stock vest with the same vesting schedule as the 1995 grants with an exercise price of $4.50 per share. On July 1, 1997 and October 14, 1997, the Compensation Committee granted incentive stock options to two managers each to purchase 5,000 shares of the Company's Common Stock with the same vesting schedule as the 1995 grants and with exercise prices of $3.75 and $4.50 per share, respectively. Pursuant to the terms of the Haims Employment Agreement, Mr. Haims received options to purchase up to 200,000 shares of the Company's Common Stock, with an exercise price of $1.00 per share upon his appointment on August 21, 1998. Of these options to purchase 200,000 shares, 78,659 have vested, and the remaining 121,346 will vest either upon the completion of certain milestones set by the Compensation Committee or upon the occurrence of certain extraordinary events. On September 1, 1998, the Compensation Committee granted options under the 1995 Plan to purchase a total of 167,250 shares of the Company's Common Stock with an exercise price of $1.50 per share to 90 of the Company's employees and consultants. Under the terms of these options, each such grant will vest 50% on September 1, 1999, 30% on September 1, 2000, and the remainder on September 1, 2001. On October 8, 1998, the Compensation Committee granted, pursuant to the terms of the 1995 Plan, options to purchase up to 4,062 shares of Common Stock of the Company with an exercise price of $2.00 per share to three employees. These options will vest in the same manner as the September 1, 1998 grants.

     No options were exercised by employees during 1997 or in 1998, as of the Record Date. Options to purchase 129,600 shares as of the Record Date (62,000 at December 31, 1997) have expired or have been canceled, and options to purchase a total of 449,012 shares of Common Stock granted pursuant to the 1995 Plan remain outstanding.

Performance Stock Escrow

     In addition, Jennifer Barclay, the founder and Chairman of the Board, has deposited into escrow 3,495,224 of the 3,486,000 shares of the Company's Common Stock owned by her. Under the terms of the Escrow Agreement, 25% of her shares shall become transferable on the sixth, seventh, eighth, and ninth anniversary dates of November 13, 1995. No transfer of those shares may be made until November 13, 2001, except as follows: (A) Ms. Barclay may transfer a number of her shares that, within any three-month period, would equal one percent of the shares of the Company's Common Stock then outstanding; or (B) all of the shares may earlier become transferable upon certification by the Company's Chief Financial Officer that any of the following has been achieved: (i) for two consecutive fiscal years after November 13, 1995, the Company has minimum annual earnings equal to $0.25 per share; (ii) for five consecutive fiscal years after November 13, 1995, the Company has average minimum annual earnings of $0.25 per share; or
(iii) after at least one year from November 13, 1995, the Company's Shares have traded on a United States stock exchange at a price of at least of $8.75 per share (adjusted for stock splits, stock dividends, and recapitalizations) for at least 90 consecutive trading days.

1995 Non-Employee Directors' Stock Option Plan

     In September 1995, the Board of Directors adopted and the stockholders approved the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan provides for an annual non-discretionary grant of stock options to each director who is not an employee of the Company (collectively, the "Non-Employee Directors"). The annual grant is in lieu of an annual retainer for service as a member of the Board of Directors.

     A total of 75,000 shares of Common Stock has been reserved for issuance under the Directors' Plan. On January 1 of each year, each Non-Employee Director will receive a non-discretionary grant of options to purchase a total amount of shares of Common Stock equal in value to $7,500, increased by $2,500 for each Board of Directors' committee on which such Non-Employee Director serves, based on the fair market value of the Common Stock on the date of grant. The exercise price of options granted under the Directors' Plan will be equal to the fair market value of the Common Stock on the date of grant, except that the exercise price shall be one hundred and ten percent (110%) of the fair market value in the case of any person who owns stock possessing more than 10% of the total combined voting power of the Company's equity. Options will remain exercisable for nine years from the date of grant. As of the date hereof, options to purchase a total of 19,080 shares of Common Stock have been granted under the Directors' Plan.

                              PROPOSAL 2
              APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998. Arthur Andersen LLP has served as the Company's independent accountants since 1995. Representatives of Arthur Andersen LLP will be present at the Meeting to respond to questions and will be given the opportunity to make a statement should they desire to do so.

Board Recommendation

     The Board of Directors recommends that the stockholders vote FOR approval of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998. A majority of the votes cast in person or by proxy at the Meeting is required for such approval. If the appointment is not so approved, the Board will select other independent accountants.

                              PROPOSAL 3
                  APPROVAL OF 1998 STOCK OPTION PLAN

     The Board has adopted, subject to approval of the Company's shareholders, the Company's 1998 Stock Option Plan (the "1998 Plan"). The following is a general summary of the plan, which is qualified in its entirety by reference to the 1998 Plan, a copy of which is attached as Appendix A.

     Under the 1998 Plan, options to purchase stock may be granted which are either (i) options intended to qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code, or (ii) non-qualified stock options ("NQSOs"). A total of 1,200,000 shares of Common Stock are subject to the 1998 Plan, however, not more than 750,000 shares subject to the 1998 Plan may be granted to any single employee during any single calendar year. If there is a change of the number or kind of shares of Common Stock issuable under the 1998 Plan as a result of declaration of stock dividend, stock split, combination, or exchange of such shares, merger, consolidation, reclassification, or any similar extraordinary event affecting the Company's Common Stock as a whole, the shares available under the Plan will be automatically adjusted accordingly.

     The Compensation Committee will oversee and administer the 1998 Plan, subject to the 1998 Plan's terms, select employees and consultants eligible to receive options, and determine the number of shares of the Company's stock subject to any such grant. The Compensation Committee may grant ISOs or NQSOs or any combination of such options, but the Company's consultants will only be entitled to receive NQSOs.

     The purchase price of Company Stock subject to these options will be determined by the Compensation Committee, but will be not less than 85% of the fair market value of shares of the Common Stock of the Company. The Purchase Price of ISOs will be at least equal to the fair market value shares of Common Stock on the date the ISO is granted. An option will not be granted to any individual who, at the time of grant, owns Company stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, unless such option's exercise price is not less than 110% of fair market value of Common Stock on the date of grant. No grant will be made if such grant would result in the disallowance of the Company's deduction of the expense under Section 162(m) of the Internal Revenue Code.

     The Company will determine the exercise period for each option grant, but the exercise period will not be more than nine years from the date of grant. If the recipient of an option ceases to be an employee or consultant to the Company for any reason other than his or her death, disability or approved retirement, any option which is otherwise exercisable by such former employee or consultant will terminate unless it is exercised within 90 days of the date of his or her termination. If a recipient of options dies while an employee or consultant of the Company, granted options will be immediately exercisable. If an option recipient becomes disabled, his or her options will become exercisable according to their terms, but ISOs which are exercisable more than one year after such recipient's disability will be treated as NQSOs. If a recipient is terminated for cause (i.e., for violation of the Company's personnel policies) and unless the Compensation Committee determines otherwise, the terminated recipient's options will immediately become unexercisable.

     In the event of certain consolidations or acquisitions or a sale of substantially all of the Company's assets, the Compensation Committee may give notice of such event to the then current holders of options. Upon receiving such a notice, holders of these options will have the right to exercise all such options (and, in certain cases, demand redemption of their options).

     The Board may amend or terminate the 1998 Plan by written resolution, but will not do so without shareholder approval if required by Rule 16(b)-3 promulgated under the Securities Exchange Act of 1934. The 1998 Plan will automatically terminate of the tenth anniversary of its effective date.

     The number of shares or options, if any, that will be granted to executive officers and other employees under the 1998 Plan cannot currently be determined, since any such grants are subject to the discretion of the Committee.

     On September 1, 1998, the Board issued stock option grants to 44 employees to purchase an aggregate of 35,500 shares of the Company's Common Stock under the 1998 Plan, with an exercise price per share of $1.50. Under the terms of the September 1, 1998 grants, 50% of each grant will vest on September 1, 1999, 30% will vest on September 1, 2000, and the remaining 20% will vest on September 1, 2001.

     On October 8, 1998, the Company issued options to purchase a total of 937 shares of Common Stock under the 1998 Plan, with an exercise price of $2.00 per share to one employee. These options will vest as provided in the September 1, 1998 grants.

Federal Income Tax Consequences

     The discussion of federal income tax consequences that follows is based on an analysis of the Internal Revenue Code as currently in effect, existing law, judicial decisions, and administrative regulations and rulings, all of which are subject to change.

     Incentive Stock Options (ISOs). The Internal Revenue Code prevents the taxation of ISOs as income to the recipient employee or contractor at the time an incentive stock option is granted and at the time the employee or contractor exercises his or her option and purchases stock. The Internal Revenue Code also prevents a deduction to the Company at such times. Instead, the ISO is taxed at capital gains rates when the employee sells the stock received upon exercise of the option (for sales of stock eighteen months or more from the date of exercise, this rate is currently 20%, unless the individual is then currently in the 10% ordinary income tax bracket).

     Non-Qualified Stock Options. No taxable income is realized by the holder of options at the time an NQSO is granted. Generally, (a) at exercise, ordinary income is realized by the holder of an NQSO in an amount equal to the difference between the option price and the fair market value of the Company's shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, subject to applicable withholding requirements and subject to certain limits on the deductibility of compensation set forth in
Section 162(m) of the Internal Revenue Code, and (b) at disposition, appreciation or depreciation after the date of exercise is treated as either capital gain or loss.

Board Recommendation:

     The Board recommends that stockholders vote FOR approval of the 1998 Plan. A majority of votes cast in person or by proxy at the Meeting is required for such approval. If the 1998 Plan is not approved, the Board's adoption of the 1998 Plan will be rescinded, and all stock option grants under the 1998 Plan, by their terms, shall be void.

                              PROPOSAL 4
              APPROVAL OF PERFORMANCE-BASED COMPENSATION

     Internal Revenue Code Section 162(m) precludes a deduction by any publicly-held corporation for compensation paid to any employee, to the extent that such compensation for the taxable year exceeds $1 million to any single employee. This deduction limitation does not apply to "qualified performance-based compensation." To qualify for "performance-based" treatment of compensation in excess of $1 million, the Company's shareholders must approve the terms of the Company's performance-based compensation.

     The Company's shareholders are being asked to approve the compensation to be paid to Jeffrey L. Haims as provided in the Haims Employment Agreement, as compensation under that agreement, under certain circumstances, could exceed $1 million. During the initial five-year term of the Haims Employment Agreement, he will receive a base salary at an annualized rate of $110,000, payable in accordance with the Company's payroll policies. As of the execution of the Haims Employment Agreement, Mr. Haims received a nine-year incentive stock option to purchase 200,000 shares of the Company's Common Stock. On January 1, 1999 (or upon shareholder approval of the 1998 Stock Option
Plan), Mr. Haims will also be entitled to receive a nine-year incentive stock option to purchase 35,960 shares of Common Stock.
Both of these options have an exercise price equal to the fair market value of the Company's stock on the date of grant. The option to purchase 200,000 shares was vested with respect to 78,654 shares upon grant, with the balance to vest as provided below. The option to purchase 35,960 shares will be unvested at grant. Both options shall vest in full (i) at least thirty days prior to the merger of the Company with another corporation or the sale of all or substantially all of the Company's stock or assets, or (ii) on the eighth anniversary of the grant date if necessary to comply with Section 422(d) of the Internal Revenue Code, as determined by the Compensation Committee. Vesting of each incentive stock option may be accelerated by the Compensation Committee to the most rapid vesting schedule permissible under the Internal Revenue Code upon achievement of certain financial and non-financial goals, established by the Compensation Committee. Such goals were established for the fiscal years ended December 31, 1998 and December 31, 1999 prior to execution of the Haims Employment Agreement. For each succeeding year during the term of his employment, Mr. Haims shall submit to the Compensation Committee, by November 15 of the preceding year, a list of the Company's proposed goals for the following year. The Compensation Committee shall review Mr. Haims's recommendations, and formalize final goals by December 31 of the preceding year. Except as noted above, each incentive stock option grant shall be granted pursuant to the Company's then current form of stock option grant which will contain, among other things, confidentiality and non-competition provisions. Mr. Haims will be entitled to earn additional incentive stock options with an exercise price equal to a fair market value on the date of grant and with the most rapid vesting schedule allowable under Internal Revenue Code Section 422(d), if certain trading price goals are met. The size of these bonus stock option grants will be determined by the Company's trading price during the term of the Haims Employment Agreement.

     Furthermore, Mr. Haims will be entitled to an annual cash bonus for the year ended December 31, 1999 and thereafter based upon the Company's successful achievement of sales and profit goals in the Board's approved budget for the applicable year. Mr. Haims will receive a target bonus of 4% of the Company's earnings before interest and taxes ("EBIT") calculated before profit sharing (the "Target "Bonus") based upon the following tables:


             Goals Achieved            Percent of Target Bonus Payable
             --------------            -------------------------------
Board established sales goal only
 ("Sales Goal") ................................     0%

Board established EBIT goal, as
 follows:
   with <85% of Sales Goal......................    70%
   with >85% but <88% of Sales Goal.............    75%
   with >88% but <91% of Sales Goal.............    80%
   with >91% but <94% of Sales Goal.............    85%
   with >94% but <97% of Sales Goal.............    90%
   with >97% but <100% of Sales Goal............    95%
Sales and EBIT Goals met........................   100%


           Goals Achieved             Percent of Target Bonus Payable
           --------------             -------------------------------
If both sales and EBIT goals are
met and either or both are exceeded:
     For each by which the 1% Sales
     Goal is exceeded................   add 3% to the Target Bonus

     For each 1/2% by which the EBIT
       goal is exceeded..............   add 1.5% to the Target Bonus

To illustrate:

If 105% of the Sales Goal and 102%
  of EBIT Goal is met................   15% for Sales (5x3%) plus 6%
                                        for EBIT (4x1.5%) = 121%

If 105% of the Sales Goal but only
  100% EBIT Goal is met..............   15% for Sales (5x3%) plus 0%
                                        for EBIT = 115%

If 100% of the Sales Goal and 102%
  of EBIT Goal is met................   0% for Sales plus 6%
                                        for EBIT (4x1.5%) = 106%

     Mr. Haims will also receive certain fringe benefits, including vacation, sick leave, holiday pay, medical insurance, participation in the Company's 401(k) plan, and a $100,000 life insurance policy with a beneficiary designated of his selection.

     In the event that the shareholders do not approve Mr. Haims's compensation, the Company will be unable to deduct from its income tax, as an ordinary and necessary business expense, Mr. Haims's compensation, to the extent that it exceeds $1 million.

Board Recommendation:

     The Board recommends that stockholders vote FOR approval of the Jeffrey L. Haims's compensation. A majority of votes cast in person or by proxy at the Meeting is required for such approval.

STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     In order to be considered for inclusion in the Proxy Statement for the Company's 1998 Annual Meeting of Stockholders, stockholder proposals must be received by the Company no later than June 25, 1999. Proposals should be sent to the attention of the Secretary at the Company's offices at Post Office Box 36, No. 3 Sixth Street, Frenchtown, New Jersey 08825.


OTHER MATTERS

     The Meeting is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the directors at the date of printing hereof and which may properly come before the Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

                                   By order of the Board of Directors




                                   __________________________________
                                   Tina Woolverton, Secretary


November 6, 1998

EXHIBIT A

                       BLUE FISH CLOTHING, INC.

                        1998 STOCK OPTION PLAN


     The purpose of the Blue Fish Clothing, Inc. 1998 Stock Option Plan (the "Plan") is to provide designated employees (including employees who are also officers and directors) and consultants of Blue
Fish Clothing, Inc. and its subsidiaries and affiliates (hereinafter collectively referred to as the "Company") with the opportunity to receive grants of stock options. The Company desires to reward its employees and consultants equitably for their service, value and commitment to the continuing prosperity of the Company. The Company recognizes that these individuals form the arcs of a revolving circle that produces the magic of Blue Fish quality and creativity and believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders and will align the economic interests of the participants with those of the shareholders.

1.   ADMINISTRATION

     The Plan shall be administered and interpreted by the Compensation Committee (the "Committee") consisting of not less than two persons appointed by the Board of Directors of the Company (the "Board"). Each member of the Committee shall be a "disinterested person" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations.

     Subject to the provisions of Section 5, the Committee shall have the sole authority to (i) determine the employees and consultants to whom options shall be granted under the Plan, (ii) determine the type, size and terms of the options to be granted to each such individual,
(iii) determine the time when the options will be granted and the duration of the exercise period, including the criteria for vesting and the acceleration of vesting and (iv) deal with any other matters arising under the Plan.

     The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in the best interest of the Company and in keeping with the objectives of the Plan.

2.   GRANTS

     Incentives under the Plan shall consist of incentive stock options and nonqualified stock options (hereinafter collectively referred to as "Stock Options"). All Stock Options shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the employee or consultant (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter to an employee or consultant. Grants under a particular Section of the Plan need not be uniform as among the employees or consultants.

3.   SHARES SUBJECT TO THE PLAN

     (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company (the "Company Stock") that have been or may be issued or transferred under the Plan is 1,200,000 shares. Notwithstanding anything in the Plan to the contrary, during the term of the Plan, the maximum aggregate number of shares of Company Stock that shall be subject to options granted under the Plan to any single employee during any calendar year shall be 750,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company for purposes of the Plan. If and to the extent options granted under the Plan terminate, expire, cancel, are forfeited, or are exchanged or surrendered without having been exercised, the shares subject to such options shall again be available for purposes of the Plan.

     (b) If there is any change in the number or kind of shares of Company Stock issuable under the Plan through the declaration of stock dividends or through a recapitalization, stock splits, or combinations or exchanges of such shares, or merger, reorganization or consolidation of the Company, reclassification or change in par value or by reason of any other extraordinary or unusual events affecting the outstanding Company Stock as a class without the Company's receipt of consideration, the maximum number of shares of Company Stock available for Stock Options the maximum number of shares of Company Stock for which any one employee participating in the Plan may be granted over the term of the Plan, the number of shares covered by outstanding Stock Options, and the price per share or the applicable market value of such Stock Options, and the other terms and conditions of the Stock Options, as the Committee may deem necessary or desirable, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Stock Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Committee shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be authorized or made pursuant to this Section to the extent that such authority or adjustment would cause the Plan or any Incentive Stock Option to fail to comply with Section 422 of the Code.

4.   ELIGIBILITY FOR PARTICIPATION

     All employees and consultants of the Company or a subsidiary (including employees who are officers or members of the Board) shall be eligible to participate in the Plan. The Committee shall select the employees and consultants to receive Stock Options (the "Optionees") and determine the number of shares of Company Stock subject to a particular Stock Option in such manner as the Committee determines.

     Nothing contained in this Plan shall be construed to limit the right of the Company to grant options otherwise in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become employees of the Company, or for other proper corporate purpose.

5.   GRANTING OF OPTIONS

     (a) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Company Stock that will be subject to each Stock Option grant.

     (b) Type of Option and Price. The Committee may grant options intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code or options which are not intended to so qualify ("Nonqualified Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein; provided, however, that consultants shall only be eligible to receive grants of Nonqualified Stock Options.

          The purchase price of Company Stock subject to a Stock Options shall be determined by the Committee but shall be no less than 85% of the fair market value of a share of such Stock on the date such Stock Option is granted; provided, however, that (I) the purchase price of Company Stock subject to an Incentive Stock Option shall be equal to, or greater than, the fair market value of a share of such Stock on the date such Stock Option is granted, (ii) a Stock Option shall not be granted to any individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or parent of the Company, unless the option price per share is not less than 110% of the fair market value of Company Stock on the date of grant, and (iii) in no event, based upon the facts known at the time of the grant, may a purchase price be established hereunder that would result in the disallowance of the Company's expense deduction pursuant to
Section 162(m) of the Code.

          During such time that the Company Stock is listed upon an established stock exchange or other market source, as determined by the committee, "fair market value" on any date of reference shall be the closing price of a share of Company Stock (on a consolidated basis) on the principal exchange or other recognized market source, as determined by the Committee on such date, or if there is no sale on such date, then the closing price of a share of Company Stock on the last previous day on which a sale is reported.
If the Company Stock is not listed on an established stock exchange or traded in the over-the-counter-market, the "fair market value" of Company Stock shall be determined by an independent firm, i.e., a firm not otherwise engaged in consulting work for the Company, unless determined otherwise by the Committee, with expertise in the valuation of business entities and the securities thereof, selected by the Committee (the "Valuation Expert"). Such determination of "fair market value" by the Valuation Expert shall be made after taking into account such factors as it shall deem appropriate.

     (c) Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed nine years from the date of grant.

     (d) Exercisability of Options. Stock Options shall become exercisable in accordance with the terms and conditions determined by the Committee, in its sole discretion, and specified in the Grant Letter. Notwithstanding any determinations by the Committee, all outstanding Stock Options shall become immediately exercisable upon a Change in Control (as defined herein).

      (e) Manner of Exercise. An Optionee may exercise a Stock Option which has become exercisable by delivering a notice of exercise to the Committee with accompanying payment of the option price in accordance with (g) below. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer designated by the Company ("Designated Broker") in lieu of delivery to the Optionee. Such instructions must designate the account into which the shares are to be deposited. The Optionee may tender this notice of exercise, which has been properly executed by the Optionee, and the aforementioned delivery instructions to any Designated Broker.

     (f)  Termination of Employment, Disability or Death.

          (1) In the event the Optionee during the Optionee's lifetime ceases to be an employee of or consultant to the Company for any reason other than death, disability, approved retirement or termination for cause, as defined below, by the Company, any Stock Option which is otherwise exercisable by the Optionee shall terminate unless exercised within 90 days of the date on which the Optionee ceases to be an employee (or within such other period of time as may be specified in the Grant Letter), but in any event no later than the date of expiration of th Option Exercise Period (except as the Committee may otherwise provide in the Grant Letter).

          (2) In the event the Optionee ceases to be an employee of or consultant to the Company on account of a termination for cause by the Company, as determined in accordance with the personnel policies of the Company in effect before any Change of Control of the Company, any Stock Option held by the Optionee shall terminate as of the date the Optionee ceases to be an employee or consultant (except as the committee may otherwise provide).

          (3) In the event the Optionee ceases to be an employee of or consultant to the Company on account of becoming disabled (as defined under section 22(e)(3) of the Code), all of the Optionee's outstanding Stock Options shall become immediately exercisable upon the date on which the Optionee ceases to be an employee or consultant and shall remain exercisable until the date of expiration of the option exercise period (except as the Committee may otherwise provide in the Grant Letter); provided, however, that any Incentive Stock Option that is exercised more than one year after the date the Optionee terminates employment shall be treated as a Nonqualified Stock Option pursuant to Section 422(c)(6) of the Code.

          (4) In the event of the death of the Optionee while he or she is an employee of or consultant to the Company or within not more than 30 days of the date on which he or she ceases to be an employee or consultant for any reason other than a termination for cause by the Company (or within such other period of time as may be specified in the Grant Lette), all of the Optionee's outstanding Stock Options shall become immediately exercisable upon the date of death and may be exercised by the Optionee's personal representative at any time prior to the date of expiration of the option exercise period.

          (5) In the event the Optionee ceases to be an employee of the Company on account of retirement approved by the Company, all of the Optionee's outstanding Stock Options shall become immediately exercisable upon the date on which the Optionee ceases to be an employee and shall remain exercisable until the date of expiration of the option exercise period (except as the Committee may otherwise provide in the Grant Letter); provided, however, that any Incentive Stock Option that is exercised more than 90 days after the date the Optionee terminates employment shall be treated as a Nonqualified Stock Option pursuant to Section 422(a)(2) of the Code.

     (g) Satisfaction of Option Price. The Optionee shall pay the option price specified in the Grant Letter in (i) cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Optionee including Company Stock acquired in connection with the exercise of a particular Stock Option and having a fair market value on the date of exercise equal to the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the option price is fully paid.

     (h) Rule 16b-3 Restrictions. Unless an Optionee could otherwise transfer Company Stock issued pursuant to a Stock Option granted hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of a Stock Option to the date of disposition of the Company Stock issued upon exercise of such option.

     (i) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that to extent that the aggregate fair market value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan or any other stock option plan of the Company exceeds $100,000, then such option as to the excess shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any employee who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or parent of the Company, unless the option price per share is not less than 110% of the fair market value of Company Stock on the date of grant and the option exercise period is not more than five years from the date of grant.

     (j) Optional Purchase by the Company. In the sole discretion of the Committee, in lieu of the exercise of a Stock Option, the Optionee may be permitted to transfer the Stock Option to the Company in exchange for a cash payment equal to the excess over the purchase price of the then fair market value of the shares of Company Stock subject to the Optionee's outstanding Stock Options.

6.   TRANSFERABILITY OF OPTIONS

     Only an Optionee or his or her authorized legal representative may exercise rights under a Stock Option. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in its sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title 1 of ERISA or the regulations thereunder. When an Optionee dies, the personal representative or other person entitled to succeed to the rights of the Optionee ("Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to receive the Stock Option under the Optionee's will or under the applicable laws of descent and distribution.

     Notwithstanding the foregoing, the Committee may permit an employee to transfer rights under a Nonqualified Stock Option to the employee's spouse or a lineal descendant or to one or more trusts for the benefit of such family members or to partnerships in which said family members are the only partners (a "Family Transfer") provided that the employee receives no consideration for a Family Transfer and the Grant Letter relating to the Stock Options transferred in a Family Transfer continue to be subject to the same terms and conditions that were applicable to such Stock Options immediately prior to the Family Transfer.

7.   CHANGE IN CONTROL OF THE COMPANY

     As used herein, a "Change in Control" shall be deemed to have occurred if:

     (a) As a result of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split, or sale or transfer of assets, any person or group (as such terms are used in and under Section 13(d) of the Exchange Act) other than an existing shareholder, becomes the beneficial owner (as defined in Rule 13-d) under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company's then outstanding securities; or

     (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of the period.

8.   CERTAIN CORPORATE CHANGES

     (a) Sale or Exchange of Assets, Dissolution or Liquidation, or Merger or Consolidation Where the Company Does Not Survive. If all or substantially all of the assets of the Company are to be sold or exchanged, the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving corporation, then, at least 10 days prior to the effective date of such event, the Company shall give each Optionee with any outstanding Stock Options written notice of such event. Each such Optionee shall thereupon have the right to exercise in full any installments of such Stock Options not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Stock Options),within 10 days after such written notice is sent by the Company or to require that the Company purchase such Stock Options for a cash payment equal to the excess over the purchase price of the then fair market value of the shares of Company Stock subject to the Optionee's outstanding Stock Options.

     (b) Merger or Consolidation Where the Company Survives. If the Company is a party to a merger or consolidation in which the Company will be the surviving corporation, then the Committee may, in its sole discretion, elect to give each Optionee with any outstanding Stock Options written notice of such event. If such notice is given, each such Optionee shall thereupon have the right to exercise some or all of any installments of such Stock Options not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Stock Options), within ten days after such written notice is sent by the Company or to require that the Company purchase such Stock Options for a cash payment equal to the excess over the purchase price of the then fair market value of the shares of Company Stock subject to the Optionee's outstanding Stock Options.

9.  AMENDMENT AND TERMINATION OF THE PLAN

     (a) Amendment. The Board, by written resolution, may amend or terminate the Plan at any time; provided, however, that any amendment that increases the aggregate number (or individual limit for any single Optionee) of shares of Company Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b)), or modifies the requirements as to eligibility for participation in the Plan, shall be subject to approval by the shareholders of the Company, and provided, further, that the Board shall not amend the Plan without shareholder approval if such amendment would cause the Plan or any Stock Option, or the exercise of any right under the Plan to fail to comply with the requirement of Rule 16b-3 under the Exchange Act.

     (b) Termination of Plan. The Plan shall terminate on the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

     (c) Termination and Amendment of Outstanding Stock Options. A termination or amendment of the Plan that occurs after a Stock Option is made shall not materially impair the rights of an Optionee unless the Optionee consents or unless the Committee acts under Section 17(b) hereof. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Stock Option. Whether or not the Plan has terminated, an outstanding Stock Option may be terminated or amended under Section 17(b) hereof or may be amended by agreement of the Company and the Optionee consistent with the Plan.

     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials, or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company, its successors and assigns.

10.  FUNDING OF THE PLAN

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Stock Option under this Plan. In no event shall interest be paid or accrued on any Stock Option, including unpaid installments of Stock Options.

11.  RIGHTS OF OPTIONEES

     Nothing in this Plan shall entitle any employee, consultant or other person to any claim or right to be granted a Stock Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other governmental rights.

12.  NO FRACTIONAL SHARES

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Stock Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

13.  WITHHOLDING OF TAXES

     The Optionee or other person receiving shares of Company Stock upon the exercise of a Stock Option shall be required to pay to the Company the amount of any federal, state or local taxes which the Company is required to withhold with respect to the exercise of such Stock Options or the Company shall have the right to deduct from other wages paid to the employee by the Company (including through the withholding of Company Stock purchased upon the exercise of a Stock Option, if then authorized by the Committee and applicable law) the amount of any withholding due with respect to such Stock Options.

14.  REQUIREMENTS FOR ISSUANCE OF SHARES

     No Company Stock shall be issued or transferred upon the exercise of any Stock Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option made to any employee hereunder on such employee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares shall be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

15.  HEADINGS

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

16.  EFFECTIVE DATE

     Subject to the approval of the Company's shareholders, this Plan shall be effective as of September 1, 1998.

17.  MISCELLANEOUS

     (a) Substitute Grants. The Committee may make a Grant to an employee of another corporation who becomes an employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock option granted by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

     (b) Compliance with Law. The Plan, the exercise of Stock Options and the obligations of the Company to issue or transfer shares of Company Stock under Stock Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to
Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Stock Option if it is contrary to law or modify a Stock Option to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Optionees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (c) Ownership of Stock. An Optionee or Successor Optionee shall have no rights as a shareholder with respect to any shares of Company Stock covered by a Stock Option until the shares are issued or transferred to the Optionee or Successor Optionee on the stock transfer records of the Company.

     (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Letters issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

     (e) Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Grant thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 1998

Revoking all prior proxies, the undersigned, a stockholder of BLUE FISH CLOTHING, INC. (the "Company"), hereby appoints Jennifer Barclay and Jeffrey L. Haims, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), owned by the undersigned at the Annual Meeting of the Stockholders of the Company to be held at Prallsville Mill, Route 29, Stockton, New Jersey, at 2:00 p.m. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse.

          IMPORTANT:  SIGNATURE REQUIRED ON THE REVERSE SIDE

       -
A     |x| Please mark your votes as in this example.
       -

             FOR ALL      WITHHOLD
             NOMINEES     AUTHORITY
              LISTED      FOR ALL
              BELOW       NOMINEES
                -            -
1.  Election   | |          | |      Cumulative votes for one
    of          -            -       or more nominees as follows:
    Directors                        (see proxy statement):


    To vote for the election of         Nominees:
    Jennifer Barclay,  Ben Cohen,       --------
    Jeffrey L. Haims, Gary Hirshberg,   Jennifer Barclay    _____
    and John A. May as directors.       Ben Cohen           _____
                                        Jeffrey L. Haims    _____
                                        Gary Hirshberg      _____
                                        John A. May         _____

    FOR, except votes withheld from
    the following nominee(s):

    _______________________________
                                        (Total must not exceed
                                        five times the number of
                                        shares held)

2. Proposal to approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

    FOR                       AGAINST                    ABSTAIN
     -                           -                           -
    | |                         | |                         | |
     -                           -                           -

3.  Proposal to approve the Company's 1998 Stock Option Plan.

    FOR                       AGAINST                    ABSTAIN
     -                           -                           -
    | |                         | |                         | |
     -                           -                           -

4.  Proposal to approve the Company's performance-based compensation.

    FOR                       AGAINST                    ABSTAIN
     -                           -                           -
    | |                         | |                         | |
     -                           -                           -

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.
IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR PROPOSALS 2, 3, AND 4, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.


PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF
STOCKHOLDERS ON MONDAY NOVEMBER 16, 1998, AT 2:00 P.M. AT THE
PRALLSVILLE MILL, ROUTE 29, STOCKTON, NEW JERSEY.


Signature: _______________________________________  Date:________


Signature: _______________________________________  Date:________

           Additional signature if owned jointly.


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please indicate title or capacity in which signed.